UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2021

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

781-663-6900

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	PKI	The New York Stock Exchange
1.875% Notes due 2026	PKI 21A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 17, 2021, PerkinElmer, Inc. (the “Company”), through its direct, wholly owned subsidiaries, Burton Acquisition I, Inc. ( “Merger Sub I”) and Burton Acquisition II, Inc. (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), completed its acquisition of BioLegend, Inc. (“BioLegend”) pursuant to the Agreement and Plan of Merger dated as of July 25, 2021 (the “Merger Agreement”) by and among the Company, the Merger Subs, BioLegend and Gene Lay, solely in his capacity as the stockholder representative thereunder. On September 17, 2021, in accordance with the Merger Agreement, Merger Sub I was merged with and into BioLegend (the “First Merger”), with BioLegend surviving the First Merger as a wholly owned subsidiary of the Company, and, immediately following the First Merger, BioLegend was merged with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Merger”), with Merger Sub II surviving the Second Merger as a wholly owned subsidiary of the Company.

In connection with the consummation of the Merger, the Company paid an aggregate purchase price of approximately $5.25 billion, subject to certain working capital and other adjustments (the “Aggregate Consideration”). The Aggregate Consideration was paid approximately 59.5% in cash and 40.5% in shares of the Company’s common stock valued at $156.3561 per share, representing the volume weighted average trading price of the Company’s common stock for the ten trading day period ending on the day immediately prior to the date the Merger Agreement was signed (the “Stock Consideration”). The Stock Consideration consisted of 14,066,771 shares of the Company’s common stock and was issued on September 17, 2021 in a private placement pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As previously reported, (i) on September 10, 2021, the Company issued $500,000,000 aggregate principal amount of 0.550% Senior Notes due 2023, $800,000,000 aggregate principal amount of 0.850% Senior Notes due 2024, $500,000,000 aggregate principal amount of 1.900% Senior Notes due 2028 and $500,000,000 aggregate principal amount of 2.250% Senior Notes due 2031 in a public offering pursuant to a registration statement on Form S-3 (File No. 333-230425) and a base prospectus and a prospectus supplement related to the offering of such notes (the “Offering”), which notes were issued under an indenture, dated as of October 25, 2011 (the “Base Indenture”) by and between the Company and U.S. Bank National Association (the “Trustee”), as supplemented by a Seventh Supplemental Indenture, dated as of September 10, 2021 (the “Supplemental Indenture”) by and between the Company and the Trustee, (ii) on August 11, 2021, the Company entered into an unsecured delayed draw term loan credit facility (the “Term Loan Credit Agreement”) with Bank of America, N.A., as Administrative Agent and the Lenders party thereto, that provides for a $500 million committed term loan credit facility and (iii) on August 24, 2021, the Company entered into an unsecured revolving credit facility (the “Revolving Credit Agreement”) with PerkinElmer Health Sciences, Inc., PerkinElmer Life Sciences International Holdings, PerkinElmer Global Holdings S.à r.l. and PerkinElmer Health Sciences B.V. as Borrowers, Bank of America, N.A. as Administrative Agent, Swing Line Lender and an L/C Issuer, the Lenders party thereto and the other L/C Issuers party thereto, that provides for a $1.5 billion committed unsecured revolving credit facility available through August 24, 2026. At the closing of the term loan credit facility and revolving credit facility, the Company did not borrow any funds under either the Term Loan Credit Agreement or the Revolving Credit Agreement.

The cash consideration payable in connection with the closing of the Merger was funded through a combination of $2.28 billion in proceeds from the Offering, a drawdown on September 16, 2021 of the full $500 million available under the Term Loan Credit Agreement, a draw on September 16, 2021 on the Revolving Credit Agreement of approximately $300 million, a portion of which was used for the Merger, and cash on hand. The description of the Offering set forth in Item 1.01 in the Company’s Current Report on Form 8-K filed on September 10, 2021, the description of the Term Loan Credit Agreement set forth in Item 1.01 in the Company’s Current Report on Form 8-K filed on August 12, 2021 and the description of the Revolving Credit Agreement set forth in Item 1.01 in the Company’s Current Report on Form 8-K filed on August 25, 2021 are incorporated herein by reference. In addition, the foregoing description of the Base Indenture is qualified in its entirety by reference to the full text of the Base Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference, the foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference, the foregoing description of the Term Loan Credit Agreement is qualified in its entirety by reference to the full text of the Term Loan Credit Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Revolving Credit Agreement is qualified in its entirety by reference to the full text of the Revolving Credit Agreement, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, it will be filed with the Securities and Exchange Commission (the “SEC”) by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed with the SEC by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1(1)	Agreement and Plan of Merger, dated as of July 25, 2021, by and among PerkinElmer, Inc., Burton Acquisition I, Inc., Burton Acquisition II, Inc., BioLegend, Inc. and Gene Lay, solely in his capacity as the Stockholder Representative (incorporated herein by reference to Exhibit 2.1 to PerkinElmer, Inc.’s Current Report on Form 8-K filed with the SEC on July 27, 2021 (File No. 001-05075)).

4.1	Indenture, dated as of October 25, 2011, by and between the Company and U.S. Bank National Association (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 27, 2011 (File No. 001-05075)).

4.2	Seventh Supplemental Indenture, dated as of September 10, 2021, by and between the Company and U.S. Bank National Association, as trustee (including the form of note contained therein) (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 10, 2021 (File No. 001-05075)).

99.1	Term Loan Credit Agreement, dated as of August 11, 2021, among PerkinElmer, Inc., Bank of America, N.A. as Administrative Agent and the Lenders party thereto (incorporated herein by reference to Exhibit 99.1 to PerkinElmer, Inc.’s Current Report on Form 8-K filed with the SEC on August 12, 2021 (File No. 001-05075)).

99.2	Credit Agreement, dated as of August 24, 2021, among PerkinElmer, Inc., PerkinElmer Health Sciences, Inc., PerkinElmer Life Sciences International Holdings, PerkinElmer Global Holdings S.à r.l. and PerkinElmer Health Sciences B.V. as Borrowers, Bank of America, N.A. as Administrative Agent, Swing Line Lender and an L/C Issuer, the Lenders party thereto and the other L/C Issuers party thereto (incorporated herein by reference to Exhibit 99.1 to PerkinElmer, Inc.’s Current Report on Form 8-K filed with the SEC on August 25, 2021 (File No. 001-05075)).

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibit 101)

(1)

The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish copies of any of such exhibits or schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: September 20, 2021	By:	/s/ Joel S. Goldberg
	Name:	Joel S. Goldberg
	Title:	Senior Vice President, Administration, General Counsel and Secretary